Virtus Allocator Premium AlphaSectorSM Fund,

a series of Virtus Opportunities Trust

Supplement dated November 3, 2011 to the Prospectuses

dated January 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

Under “Principal Investment Strategies” on page 2 of the fund’s summary prospectus and on page 2 of the statutory prospectus, the description of the types of securities in which the Alternative allocation of the fund will invest is hereby amended and replaced with the following:

The Alternative allocation may be invested in ETFs representing gold, real estate and broad based equity securities.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/APASF AltInv (11/2011)